                                                                 EXHIBIT e(2)(f)


                                 AMENDMENT NO. 5
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                                (CLASS B SHARES)

        The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated December 31, 2000, by and between AIM Investment Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


CLASS B SHARES

AIM Developing Markets Fund
AIM Global Biotech Fund
AIM Global Energy Fund
AIM Global Financial Services Fund
AIM Global Health Care Fund
AIM Global Science and Technology Fund
AIM Libra Fund
AIM Strategic Income Fund"

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 1, 2002

                                                              AIM INVESTMENT FUNDS


Attest:  /s/ P. MICHELLE GRACE                                By:   /s/ ROBERT H. GRAHAM
         -------------------------------------------                --------------------------------------------
         Assistant Secretary                                        Robert H. Graham
                                                                    President

                                                              A I M DISTRIBUTORS, INC.


Attest:  /s/ P. MICHELLE GRACE                                By:   /s/ MICHAEL J. CEMO
         -------------------------------------------                --------------------------------------------
         Assistant Secretary                                        Michael J. Cemo
                                                                    President